UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 8, 2008

Commodore Applied Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11871	11-3312952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Knight Street, Suite B Richland, WA	99352
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 943-2565

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On January 8, 2008, Commodore Applied Technologies, Inc. announced that it is part of the S. M. Stoller Team (Stoller) that was awarded a $167 million 3-year base contract, with a 2-year renewal option, by the Department of Energy (DOE) to provide technical support services to the Office of Legacy Management (LM). Stoller is the primary contractor and was the incumbent contractor in the bidding process. Discussions with Stoller in coming weeks and months will determine what portion of the contract will be allocated to Commodore.  Transition to the new contract began October 10, 2007 and the new contract begins on February 25, 2008.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  - Press Release, January 8, 2008

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commodore Applied Technologies, Inc. (Registrant)

Dated: January 10, 2008	By: /s/ Ted Sharp
Ted Sharp, Chief Financial Officer